                                                                  EXHIBIT 10.19

                    COMPUTER ACCESS TECHNOLOGY CORPORATION

                          INVESTORS' RIGHTS AGREEMENT

                                  ___________

                              September 26, 2000

                               TABLE OF CONTENTS
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                                                                            Page
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1.   Registration Rights..................................................     1
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     1.1  Definitions.....................................................     1
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     1.2  Company Registration............................................     2
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     1.3  Obligations of the Company......................................     2
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     1.4  Furnish Information.............................................     4
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     1.5  Expenses of Company Registration................................     4
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     1.6  Underwriting Requirements.......................................     4
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     1.7  Delay of Registration...........................................     4
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     1.8  Indemnification.................................................     5
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     1.9  Reports Under Securities Exchange Act of 1934...................     6
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     1.10 Assignment of Registration Rights...............................     7
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     1.11 "Market Stand-Off" Agreement....................................     7
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     1.12 Termination of Registration Rights..............................     8
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2.   Miscellaneous........................................................     8
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     2.1  Effective Date of Agreement.....................................     8
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     2.2  Successors and Assigns..........................................     8
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     2.3  Governing Law...................................................     9
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     2.4  Counterparts....................................................     9
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     2.5  Titles and Subtitles............................................     9
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     2.6  Notices.........................................................     9
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     2.7  Expenses........................................................     9
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     2.8  Amendments and Waivers..........................................     9
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     2.9  Severability....................................................     9
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     2.10 Aggregation of Stock............................................     9
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     2.11  Entire Agreement; Amendment; Waiver............................     9
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                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------

          THIS INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of the 26th day of September, 2000, by and between Computer Access Technology Corporation, a Delaware corporation (the "Company"), and the Investors set forth on the signature page of the Agreement (sometimes referred to individually herein as an "Investor" or collectively as "Investors.")

                                   RECITALS
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          WHEREAS, Investor is a party to a Stock Purchase and Sale Agreement of even date herewith ("Stock Purchase Agreement") in which it will, upon the Initial Public Offering ("IPO") of Common Stock of the Company and subject to certain closing conditions, become the recordholder of shares of unregistered Common Stock of the Company;

          WHEREAS, the Company and Investor desires to expand their relationship;

          WHEREAS, the Company desires that Investor become a shareholder, and Investor desires to become a shareholder, of the Company;

          WHEREAS, Investor and the Company hereby agree that this Agreement shall govern the rights of Investor, once it becomes a recordholder of Common Stock of the Company pursuant to the provisions of the Stock Purchase Agreement, to cause the Company to register shares of Common Stock issuable to Investor and certain other matters as set forth herein;

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.  Registration Rights. The Company covenants and agrees as follows:
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              1.1.  Definitions. For purposes of this Section 1:
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                    (a) The term "Act" means the Securities Act of 1933, as amended.

                    (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                    (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.

                    (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                    (e) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in

                                       1.

compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                    (f) The term "Registrable Securities" means (i) the shares of Common Stock being purchased by the Investors under the Stock Purchase Agreement; (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

                    (g) The term "SEC" shall mean the Securities and Exchange Commission.

              1.2.  Company Registration. If (but without any obligation to do
                    --------------------
so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.6, the Company shall, subject to the provisions of
Section 1.6, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

              1.3.  Obligations of the Company. Whenever required under this
                    --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty
(120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective

                                       2.

amendment which (I) includes any prospectus required by Section l0(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                    (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                    (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such

                                       3.

securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                    1.4.  Furnish Information. It shall be a condition precedent
                          -------------------
to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                    1.5.  Expenses of Company Registration. The Company shall
                          --------------------------------
bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.2 for each Holder (which right may be assigned as provided in Section 1.10), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto (excluding underwriting discounts and commissions relating to Registrable Securities), and in addition, up to $15,000 per registration for fees and expenses of one counsel for the Holders (selected by the Holders).

                    1.6.  Underwriting Requirements. In connection with any
                          -------------------------
offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling Shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders.

                    1.7.  Delay of Registration. No Holder shall have any right
                          ---------------------
to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                                       4.

                    1.8.  Indemnification. In the event any Registrable
                          ---------------
Securities are included in a registration statement under this Section 1:

                          (a)  To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"); (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                          (b)  To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.8(b) exceed the gross proceeds from the offering received by such Holder.

                                       5.

                    (c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

                    (d)   If the indemnification provided for in this Section
1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                    (f)   The obligations of the Company and Holders under this
Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

             1.9.   Reports Under Securities Exchange Act of 1934. With a view
                    ---------------------------------------------
to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the

                                       6.

Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                    (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                    (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                    (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144
(at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

             1.10.  Assignment of Registration Rights. The rights to cause the
                    ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to any transferee who acquires at least 50,000 shares of the Registrable Securities, provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. The transfer of Registrable Securities under this Section 1.10 is only permitted when any transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1-11 below.

             1.11.  "Market Stand-Off" Agreement. Each Investor hereby agrees
                    ----------------------------
that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                                       7.

                    (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock to be sold on its behalf to the public in an underwritten offering;

                    (b) all officers and directors of the Company enter into similar agreements; and

                    (c) such market stand-off time period shall not exceed 180 days from the effective date of the registration statement.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        Notwithstanding the foregoing, the obligations described in this Section
1.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

             1.12.  Termination of Registration Rights.
                    ----------------------------------

                    (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after two (2) years following the effective date of the first registration statement for an underwritten public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction.)

                    (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1.2 shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

        2.   Miscellaneous.
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             2.1.   Effective Date of Agreement. This Agreement shall not
                    ---------------------------
become effective until the Investors are the recordholders of the Common Stock pursuant to the Stock Purchase Agreement, and such effectiveness shall be automatic, without further action on the part of the parties hereto.

             2.2.   Successors and Assigns. Except as otherwise provided herein,
                    ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of

                                       8.

Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             2.3.   Governing Law. This Agreement shall be governed by and
                    -------------
construed under the laws of the State of Delaware.

             2.4.   Counterparts. This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             2.5.   Titles and Subtitles. The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             2.6.   Notices. Unless otherwise provided, any notice required or
                    -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

             2.7.   Expenses. If any action at law or in equity is necessary to
                    --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, coats and necessary disbursements in addition to any other relief to which such party may be entitled.

             2.8    Amendments and Waivers. Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

             2.9.   Severability. If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its term's.

             2.10.  Aggregation of Stock. All shares of Registrable Securities
                    --------------------
held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

             2.11.  Entire Agreement; Amendment; Waiver. This Agreement
                    -----------------------------------
(including the Exhibits hereto, if any), along with the Stock Purchase Agreement and any

                                       9.

documents related thereto, constitutes the full and entire understanding and agreement with regard to the subjects hereof and thereof.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   COMPUTER ACCESS TECHNOLOGY
                                   CORPORATION


                                        /s/ DAN WILNAI
                                   By: ____________________________________
                                                      Dan Wilnai, President

                            Address: ______________________________________
                                     ______________________________________


                                     Toyo Corporation:

                                       /s/ Hiroji Kamei
                                       --------------------------------

                                   By: Hiroji Kamei Director / Secretary
                                       --------------------------------

                            Address: 1-6 Yaesu. Chuo-ku,
                                     ----------------------------
                                     Tokyo 103-8284
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                                     JAPAN
                                     -----
                                     __________________________

                                   By: __________________________

                            Address: _____________________________
                                     _____________________________

                                      10.